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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported) December 17, 2002


                              COMMUNITY BANKS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             Pennsylvania                                23-2251762
   --------------------------------                ---------------------
   (State or other jurisdiction of                  (I.R.S. Employer
   incorporation or organization)                    Identification No.)

                                     0-15786
                                     -------
                                   (Commission
                                   file number)



      750 East Park Drive, Harrisburg, Pennsylvania                 17111
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   (Address of Principal Executive Offices)                      (zip code)



                                 (717) 920-1698
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              (Registrant's telephone number, including area code)

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Item 5.   Other Events

     On December 17, 2002, Community Banks, Inc. ("Community") and the Abstracting Company of York County ("ABCO") entered into an Agreement and Plan of Reorganization ("Merger Agreement"), as a result of which ABCO will merge into a subsidiary of Community, with the Community subsidiary to be the surviving entity. Pursuant to the Agreement, Community will issue .2658 shares of Community common stock in exchange for each share of the outstanding common stock of ABCO. There are 96,920 shares of ABCO stock outstanding.

     The Merger Agreement is contingent on the satisfaction of several conditions, including but not limited to regulatory approval, the effectiveness of the registration statement that Community will file to register the shares to be issued to ABCO shareholders, and the approval of the transaction by the ABCO shareholders.

     The merger is intended to be a tax-free exchange for ABCO shareholders. ABCO and Community anticipate that closing on the merger will occur in the first quarter of 2003.

     The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed herein as Exhibit 2. A joint press release that the parties issued and which describes the transaction is attached hereto as Exhibit 99.

Item 7. Exhibits

Exhibit Number                  Description
--------------                  -----------

        2 Agreement and Plan of Merger, dated December 17, 2002, between Community Banks, Inc. and Abstracting Company of York County, not including schedules

        99                               Press Release, dated December 18, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Community Banks, Inc.
                                               ---------------------------------
                                                        (Registrant)


Date: December 19, 2002
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                                               /s/ Anthony N. Leo
                                               ---------------------------------
                                               Anthony N. Leo,
                                               Executive Vice President